Exceptional items (Tables)	12 Months Ended
Mar. 31, 2022
Analysis of income and expense [abstract]
Disclosure of Exceptional Items
Exceptional items consist of items which the board considers as not directly related to ordinary business operations and which are not included in the assessment of management performance and can be analyzed as follows:

(EUR thousand)		For the financial year ended March 31
Exceptional items	Notes	2022	2021	2020
Business restructuring expenses		(1,980)	(10,340)	(2,180)
Corporate restructuring expenses		(3,820)	(256,266)	(10,303)
Monitoring fee (including Directors fee)		(160)	(218)	(709)
Impairment		(2,846)	(3,866)	(1,023)
Net sales of assets (loss)		(23)	(294)	(91)
Share based payments	25	(5,108)	(1,239)	(3,288)
Change in fair value of warrants	41	18,928	(10,856)	—
Other exceptional items	36	8,933	(2,066)	1,636
Total		13,924	(285,145)	(15,958)